Exhibit 99.2 + Empowering the Global Workforce with Skills for the AI Era December 17, 2025

Cautionary Note Regarding Forward-Looking Statements This communication relates to a proposed business combination transaction (t he “busin ess combination”) b etween Ud emy, Inc. (“ Udemy”) an d Coursera, Inc. (“Coursera”). This communication con tains forward-lookin g statements that in volve substantial risks and uncertaint ies. Any statements contain ed in this commun ication t hat are not stat ements of histor ical facts may be deemed to be forward-lookin g statements. In some cases, you can identify forward -lookin g statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate ,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “ob jective,” “ongoing,” “outlook,” “plan,” “potential,” “p red ict,” “project,” “should,” “target ,” “will,” “would,” or the negative of these terms, or ot her comp arable terminology intended to identify statement s about the fut ure. These forward-lookin g statements include, but are not limit ed to, st atemen ts regarding expected timing and benefit s of the b usiness combinat ion and the out look for Cou rsera’s and Udemy’s results of operations and financial condition (including potential synergies) following the business comb ination. It is uncert ain whether an y of the events ant icipat ed by the forward-lookin g statements will t ran sp ire or occur, or if any of t hem do, what imp act they will have on the results of operations and fin ancial con dition of the combined companies or the p rice of Coursera or Udemy stock. These forward -lookin g statements involve known and unknown risks, uncertaint ies and other factors that may cause actual results, levels of activity, performance, ben efits or achievemen ts t o b e mat erially different from the informat ion expressed or implied by these forward -lookin g statements. These risks and uncertaint ies includ e, b ut are not limited to, the following: general economic, market or business conditions, including competition, risks related to online learning solut ions an d risks related to our AI innovations and AI generally; risks related to the business comb ination, including the effect of the announcement of the business combination on t he ability of Coursera or Ud emy to retain and hire key p ersonn el and maintain re lation ships with customers, ven dors and ot hers with whom Coursera or Udemy do business, or on Coursera’s or Udemy’s operat ing results and business generally; risks that the business combin ation disrupt s current plans an d operations and the potential difficulties in attracting and retaining q ualified person nel as a result of the busin ess combination; the outcome of an y legal proceedings related to the business combination; t he ability of the p art ies to consummate the p roposed t ran sact ion on a t imely basis or at all; the satisfaction of the condit ions precedent to con summat ion of t he prop osed transaction, including the ability to secure regulatory app rovals on the t erms ex pected, at all or in a timely manner; the abilit y to successfully in tegrate Coursera’s and Udemy’s operations and business on a timely basis or otherwise in accordance with the standards and obligation s applicable to the combined company as a public benefit corporation and as a B Corp.; Coursera’s and Ud emy’s ability t o imp lement our plans, forecasts and other ex pectations with respect to the comb ined company’s busin ess after the completion of the t ran sact ion and realize ex pected synergies and other benefits of the combination within the ex pected timeframe or at all; the amount of the cost s, fees, exp enses and charges relat ed to the proposed combin ation; fluct uations in the prices of Coursera or Udemy stock; and potential business disruption s following the business combination . These risks, as well as other risks related t o t he prop osed transaction, will b e in cluded in t he registration statement on Form S-4 and joint proxy statement/prospect us that will be filed with the Securit ies and Exchange Commission (t he “SEC”) in connection with the proposed transaction. While the risks p resented here, and t hose to be presented in t he registration statement on Form S-4, are consid ered represen tat ive, they should not b e con sidered a complete stat ement of all p oten tial risks and uncert ainties. For add ition al information about ot her factors that could cause actual results to differ mat erially from those described in the forward-lookin g statements, please refer to Coursera’s and Udemy’s respective periodic report s and other filin gs with the SEC, in cluding t he risk factors identified in Coursera’s and Udemy’s most recent Q uart erly Reports on Form 10-Q, Coursera’s most recent Annual Report on Form 10-K (available online at http s://www.sec.gov/Archives/edgar/d ata/1651562/000165156225000013/cour-20241231.htm) and Udemy’s most rec ent An nual Report on Form 10-K (available online at http s://www.sec.gov/Archives/edgar/d ata/1607939/000160793925000011/udmy-20241231.htm), under the headings “Special Note Regarding Forward-Looking Statement s” and “Risk Factors” in Part I, It em 1A (Annual Report) and in Part I, It em 2 and Part II, Item 1A (Quarterly Report s), all of which are available onlin e on the SEC’s web site at http s:// www.sec.gov. The forward-lookin g statements included in this communication are made on ly as of the dat e hereof, and are based on the current beliefs of Coursera and Udemy as well as assump tions made by and in formation currently availab le to them, which are subject to inherent uncertaint ies, risks and changes in circumstances that are difficult to predict. Neither Coursera nor Udemy undertakes any obligation to upd ate any forward -lookin g statements to reflect subsequent events or circumst ances, except t o t he extent required by law. The information that can be accessed through hyperlin ks or website addresses in cluded in t his communication is deemed not to be in corporated in or part of this communication. Non-GAAP financial measures This presentation con tains non-GAAP measures (includ ing non-GAAP gross p rofit, Adjust ed EBITDA, and cost synergies) used by our man agement to help us an alyze our fin ancial results, estab lish budgets and operational goals for man aging our business, evaluate our performan ce, an d make strategic decisions. We believe these pro vide useful supplemen tal information for investors to an alyze our core results and benchmark again st p eers. These measures may not be comparab le t o similarly titled measures used by other companie s. They are presented for supp lemental purp oses only and are not a substit ute for GAAP financial information. Please see the Appendix for a reconciliation. 2 +

No Offer or Solicitation This communication is not int end ed to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securit ies, or a solicitation of any vot e or approval, nor shall there b e any sale of securities in any jurisdiction in which such offer, solicitation or sale would be un lawful prior to regist rat ion or qualificat ion under the sec urities laws of an y such jurisd iction. No offerin g of securities shall be made, ex cept by means of a prospectus meeting the requiremen ts of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information About the Business Combination and Where to Find It In connection with the b usiness combinat ion, Coursera int end s to file with the SEC a registration st atemen t on Form S -4 that will includ e a joint p roxy statement of Coursera and Udemy an d that also con st itutes a prospect us of Coursera. Each of Coursera and Udemy may also file other relevant d ocument s with the SEC regard ing the business combin ation. This document is not a substitute for the proxy statement/p rospectus or registration stat ement or an y other document that Coursera or Udemy may file with the SEC. The definitive joint proxy statement /prospectus will be mailed to stoc khold ers of Coursera and Udemy. INVESTO RS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PRO SPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPP LEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND W HEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATIO N ABOUT THE BUSINESS COMBINATION. Investors and security holders will be ab le t o ob tain free cop ies of the registration st atemen t and joint proxy statement/p rospectus and ot her documents con taining important informatio n about Coursera, Udemy and the b usiness combinat ion, once such documents are filed wit h t he SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documen ts filed wit h t he SEC by Coursera will be availab le on line free of charge on Coursera’s website at https://in vest or.coursera.com or by contacting Coursera’s In vest or Relations department at ir@coursera.org. Copies of the documen ts filed wit h t he SEC by Udemy will be availab le on line free of charge on Udemy’s website at https://in vest ors.udemy.com or by contacting Udemy’s Investor Relations departmen t at ir@ud emy.com. Participants in the Merger Solicitation Coursera, Udemy an d certain of t heir respect ive direct ors and executive officers may b e deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Coursera, in cluding a descrip tion of their direct or indirect interests, by securit y holdings or otherwise, is set forth in Coursera’s p roxy statement for its 2025 An nual Meeting of St ockholders under the headings “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “CEO Pay Ratio,” “Pay Versus Performance, ” “Non-Employee Director Compensation,” “Certain Relationships and Related Transaction s” and “Security Ownership of Certain Beneficial Owners an d Management,” which was filed with the SEC on March 31, 2025 and is avail able onlin e at https://www.sec.gov/Archives/edgar/d ata/1651562/000165156225000026/cour- 20250331.htm, an d Coursera’s An nual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers an d Corporate Governance,” “It em 11. Execut ive Compensation” an d “Item 12. Security Ownership of Certain Beneficial Own ers and Man agement and Related Stockholder Matters,” which was filed with the SEC on February 24, 2025 and is availab le on line at http s://www.sec.gov/Archives/edgar/d ata/1651562/000165156225000013/cour-20241231.htm. To the extent hold ings of Coursera’s sec urities by its d irectors or executive officers have changed since the amount s set forth in Coursera’s definit ive proxy statement for it s 2025 Annual Meeting of Stockholders, such changes have been or will be reflect ed on Initia l Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Ben eficial Ownership on Form 5 filed with the SEC, which are available online at ht tps://www.sec.gov/edgar/b rowse/?CIK=1651562&owner=ex clude. Information about t he directors an d executive officers of Udemy, includ ing a description of their direct or indirect interests, by security holdings or otherwise , is set forth in Ud emy’s proxy statement for its 2025 Ann ual Meeting of Stoc kholders un der t he head ings “Direc tor Compensation,” “O ur Executive Officers,” “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Pla n-Based Awards in 2024,” “Outstandin g Equity Award s at 2024 Fiscal Year End ,” “Related Person Transaction s” and “Security Ownership of Certain Beneficial Owners an d Management,” which was filed with the SEC on April 25, 2025 and is available online at http s://www.sec.gov/Archives/edgar/d ata/1607939/000160793925000046/ude-20250422.htm, an d Udemy’s An nual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Ex ecutive Officers an d Corporate Governance,” “It em 11. Execut ive Compensation” an d “Item 12. Securit y Ownership of Cert ain Beneficial Owners and Managemen t and Relat ed Stockholder Matters”, which was filed wit h t he SEC on February 19, 2025 and is availab le on line at https://www.sec.gov/Archives/edgar/d ata/1607939/000160793925000011/udmy-20241231.htm. To the extent hold ings of Udemy’s securities by its d irectors or executive o fficers have changed since the amoun ts set forth in Udemy’s definitive proxy statement for its 2025 Annual Meetin g of Stockholders, such changes have been o r will be reflect ed on Initial Stat ement of Ben eficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Ann ual St atemen t of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available onlin e at https://www.sec.gov/edgar/b rowse/?CIK=1607939&owner=ex clude. Ot her in formation regarding the p art icipan ts in the p roxy solicitations and a descript ion of t heir direct and in direct interests, b y security holdings or otherwise, will b e con tained in the joint p roxy statement/prospectus an d other relevant mat erials t o b e filed with the SEC regarding t he prop osed transaction when such materials become available. In vest ors should read the join t proxy statement/prospectus carefully when it becomes available before making any voting or in vest ment decisions. You may obtain free cop ies of these documents from Coursera or Udemy using the sources indicated above. 3 +

Transaction overview Transaction terms Each Udemy share will be exchanged for 0.800 Coursera shares Tax-free, stock-for-stock transaction Consideration Approximately 59% Coursera shareholders / 41% Udemy shareholders Pro-forma ownership Coursera, Inc. (NYSE: COUR) Company name Mountain View, California Headquarters Leadership Greg Hart, CEO 9 Board members, 6 designated by Coursera and 3 designated by Udemy; Andrew Ng serving as Chairman Board of directors By the second half of 2026 Anticipated close Approval by Coursera and Udemy shareholders, required regulatory clearances, and other customary conditions Closing conditions 4 +

Highly compelling strategic and financial rationale Greater value, impact, L e ading platform Accelerated AI-native Enhanced global reach Stronger long-term and choice capabilities innovation and market opportunities financial profile Combines complementary Brings together a Leverages shared product, Improves the combined Generates meaningful Consumer and Enterprise comprehensive ecosystem data, and technology company’s ability to attract, operating efficiencies, segment strengths in skills, of world-class instructors, investments to deliver retain, and serve both including anticipated annual training, and career industry leaders, and global verified skills, from individuals and enterprises run-rate cost synergies of advancement to deliver subject matter experts, discovery to mastery, that worldwide with combined $115 million within 24 greater value to millions of equipped with tools to improve both career and go-to-market capabilities, months of closing, and learners and thousands of create more engaging, business outcomes. localization initiatives, and enhances capacity for enterprise, university, and personalized, and dynamic highly complementary sustained investments in government customers. learning experiences with strengths in core segments. product-led growth. scale, breadth, and agility. 5 +

Compatible segment strengths will deliver more value and greater impact for learners, customers, expert instructors, and our business $488M $520M Strength and scale in Consumer Strength and scale in Enterprise Compatible + revenue segments $252M $276M Enterprise Consumer Managed marketplace Open marketplace Complementary + 375+ 85K+ skilling engine world-class universities and industry leaders community of global subject matter experts 82M learners 191M registered learners Broad 2K paid enterprise customers 17K enterprise customers + regional strength U.S. 50%+ of revenue Outside NAMER 60%+ of revenue 6 + 1. Figures rounded for presentation purposes. Based on reported financial results for October 1, 2024 through September 30, 2025 . Business and operating metrics are as of September 30, 2025.

Comprehensive platform positioned to address fast-evolving global skilling and talent transformation opportunity Comprehensive product offerings to deliver Skills development & verification Verified skills Agile skills Expansive global reach to Learners & customers AI-Powered Platform capabilities 191M learners 82M learners Dat a Technology Reach 2K customers 17K customers World-class ecosystem of Expert instructors 375+ universities & industry leaders 85K+ global subject matter experts 7 1. Figures rounded for presentation purposes. Based on reported business and operating metrics as of September 30, 2025. +

A leading skills development platform for upskilling and reskilling in an AI-driven world Career advancement Verified skills mastery Workforce transformation Outcomes Upskill continuously as Earn job-relevant credentials from leading Reskill the workforce at scale AI reshapes tasks and job roles institutions employers trust to drive business goals Engaging, Personalized Simulation, role play, Proactive, Learning in the Skills as a adaptive learning skills-driven and AI avatars multimodal AI tutors flow of work System-of-Record paths experiences Personalized Platform Verified assessments Predictive analytics & Skills graph Integrations recommendations & & credentials insights capabilities & data career taxonomies AI-native AI-powered authoring & augmentation Agentic workflow platform Hyper personalization and localization foundation 8 +

Unlocks differentiated AI capabilities for learning at scale Immersive AI-native experiences Measurable skills progression AI-powered content creation Skills as a system-of-record + Learning in the flow of work Rapid product innovation 9 +

Complementary strengths will improve our ability to attract and retain consumer and enterprise learners worldwide 1 1 Segment Revenue Mix Geographical Revenue Mix Enterprise North 34% 39% 2 America United 51% 2 States Enterprise 65% Consumer Rest of 66% 61% world Rest of 49% world Consumer 35% 10 1. Figures rounded for presentation purposes. Based on reported financial results for October 1, 2024 through September 30, 2025 . + 2. Geographic information reflects standalone presentation of regional mix in the most recently reported Quarterly Report on Form 10-Q.

Combination will unlock meaningful scale, synergies, and margin expansion with strengthened financial profile

	coursera [1]	udemy [1]	Combined LTM [2]
Consumer revenue	$488	$276	$764
Enterprise revenue	$252	$520	$772
Total revenue	$740	$796	$1,536
Non-GAAP Gross profit [4]	$410	$524	$935
Margin %	55%	66%	61%
Adjusted EBITDA [4]	$62	$93	$155
Margin %	8%	12%	10%

$115M

Anticipated annual run-rate cost synergies within 24 months of closing, primarily from optimized GTM motions and streamlined G&A expenses

$1.5B [1]

Combined revenue over the last twelve months,[1] with **growing subscription and recurring revenue streams**

$1.2B

Combined cash balance as of Q3 2025 [3]

Coursera anticipates the combined company will execute a sizable open market share repurchase following the close

1. Figures in $millions. Rounded for presentation purposes. Based on reported financial results for October 1, 2024 through September 30, 2025.
2. Figures in $millions. Rounded for presentation purposes. Based on the sum of Coursera's and Udemy's reported standalone financial results for October 1, 2024 through September 30, 2025. Combined calculations are preliminary and subject to revision.
3. Combined cash balance based on each company's reported unrestricted cash, cash equivalents, and marketable securities balance as of September 30, 2025. The combined amount does not adjust for differences in disclosure approach or policy.
4. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

coursera + udemy

11

Highly compelling strategic and financial rationale Greater value, impact and choice Combines complementary Consumer and Enterprise segment strengths in skills, training, and career advancement to deliver great er value to millions of learners and thousands of enterprise, university, and government customers. Leading platform capabilities Brings together a comprehensive ecosystem of world-class instructors, industry leaders, and global subject matter experts, equipped with tools to create more engaging, personalized, and dynamic learning experiences with scale, breadth, and agility. Accelerated AI-native innovation Leverages shared product, data, and technology investments to deliver verified skills, from discovery to mastery, that improve both career and business outcomes. Enhanced global reach and market opportunities Improves the combined company’s ability to attract, retain, and serve both individuals and enterprises worldwide with combined go-to-market capabilities, localization initiatives, and highly complementary strengths in core segments. Stronger long-term financial profile Generates meaningful operating efficiencies, including anticipated annual run-rate cost synergies of $115 million within 24 months of closing, and enhances capacity for sustained investments in product-led growth. 12 +

Q&A

Reconciliation of non-GAAP financial measures Unaudited Coursera ($ in millions) 4Q24 1Q25 2Q25 3Q25 Gross profit $ 95.5 $ 97.9 $ 102.7 $ 106.0 Stock-based comp ensation expense 0.7 0.7 0.6 0.6 Amortization of stock-based comp ensation cap italized as internal-use software costs 1.3 1.5 1.4 1.4 Non-GAAP gross p rofit $ 97.5 $ 100.1 $ 104.7 $ 108.0 Gross profit margin 53% 55% 55% 55% Non-GAAP gross margin 54% 56% 56% 56% ($ in millions) 4Q24 1Q25 2Q25 3Q25 Net loss $ (21.6) $ (7.8) $ (7.8) $ (8.6) Dep reciation and amortization 6.4 7.1 7.4 7.3 Interest income, net (8.5) (7.8) (8.0) (8.3) Income tax (benefit) expense (2.3) 1.5 0.8 0.8 Other (income) ex pen se, net 1.9 (0.3) (0.1) 0.5 Stock-based comp ensation expense 24.9 25.8 23.8 23.0 Payroll tax expense related to stock-based comp ensation 0.2 0.9 0.7 0.8 Significant an d non-recurring legal and regulat ory matt ers 1.7 0.2 1.2 0.1 Restructuring related charges 6.8 (0.9) - - Adjust ed EBITDA $ 9.5 $ 18.7 $ 18.0 $ 15.6 Net loss margin (12%) (4%) (4%) (4%) Adjust ed EBITDA margin 5% 10% 10% 8% 14 +

Reconciliation of non-GAAP financial measures Unaudited Udemy ($ in millions) 4Q24 1Q25 2Q25 3Q25 Gross profit $ 127.2 $ 129.4 $ 132.0 $ 128.9 Stoc k-based comp ensation expense 1.6 1.6 1.8 1.8 Non-GAAP gross p rofit $ 128.8 $ 131.0 $ 133.8 $ 130.7 Gross margin 64% 65% 66% 66% Non-GAAP gross margin 64% 65% 67% 67% 4Q24 1Q25 2Q25 3Q25 ($ in millions) Net income (loss) $ (9.9) $ (1.8) $ 6.3 $ 1.6 Interest income (4.0) (3.6) (3.7) (3.8) Interest expense - - 0.1 0.4 Income tax provision 1.7 0.9 1.1 1.1 Dep rec iation and amortization 5.9 6.2 6.9 6.1 Stoc k-based comp ensation expense 19.8 18.0 17.4 18.3 Other in come (expense), net 0.6 (0.1) 0.1 0.5 Restruc turing charges 5.4 1.5 0.1 - Adjust ed EBITDA $ 19.5 $ 21.1 $ 28.4 $ 24.3 Net inc ome (loss) margin (5%) (1%) 3% 1% Adjust ed EBITDA margin 10% 11% 14% 12% 15 +

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